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Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 28, 2006, is entered into by and among WELLCARE HEALTH PLANS, INC. (formerly known as WellCare Group, Inc., successor by merger to WellCare Holdings, LLC), a Delaware corporation (the “Parent”), WCG HEALTH MANAGEMENT, INC. (formerly known as WellCare Health Plans, Inc.), a Delaware corporation (“WCGHM”), THE WELLCARE MANAGEMENT GROUP, INC., a New York corporation (“WMG”), and COMPREHENSIVE HEALTH MANAGEMENT, INC., a Florida corporation (“CHM”, and together with WCGHM and WMG, the “Borrowers” and each individually, a “Borrower”), each Person identified on the signature pages hereto as a “Subsidiary Guarantor” (the “Subsidiary Guarantors”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, “Administrative Agent”) under the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrowers, the Parent, the Subsidiary Guarantors, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of May 13, 2004 (as amended, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Credit Agreement be amended as set forth herein; and

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART 1
DEFINITIONS

SUBPART 1.1 Certain Definition. Unless otherwise defined herein or the context otherwise requires, the following term used in this Amendment, including its preamble and recitals, has the following meaning:
“Second Amendment Effective Date” has the meaning ascribed thereto in Subpart 3.1.

SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

PART 2
AMENDMENT TO CREDIT AGREEMENT

SUBPART 2.1 Section 6.10. Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 6.10 Capital Expenditures. Permit the aggregate amount of Capital Expenditures made by Parent and the Subsidiaries in any period set forth below to exceed the amount set forth below for such period:

Period	Amount
January 1, 2004 through December 31, 2004	$9,000,000
January 1, 2005 through December 31, 2005	$30,000,000
January 1, 2006 through December 31, 2006	$35,000,000
January 1, 2007 through December 31, 2007 and each year thereafter	$30,000,000

The amount of any Capital Expenditures permitted to be made in respect of any period above shall be increased by the amount of permitted Capital Expenditures set forth above for the immediately preceding period that were not made during such preceding period. Capital Expenditures in any period shall be deemed to use, first, the amount set forth above for such period and, second, any amount carried forward to such period pursuant to this paragraph.

PART 3
CONDITIONS TO EFFECTIVENESS

SUBPART 3.1 Second Amendment Effective Date. This Amendment shall be and become effective as of the date on which all of the conditions set forth in this Part 3 shall have been satisfied (the “Second Amendment Effective Date”) and thereafter this Amendment shall be known, and may be referred to, as the “Second Amendment.”

SUBPART 3.2 Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Administrative Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the parties hereto.

SUBPART 3.3 Execution of Lender Consents. The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Administrative Agent) of executed consents, in substantially the form of Exhibit A attached hereto, from the Required Lenders authorizing the Administrative Agent to enter into this Amendment on their behalf. The delivery by the Administrative Agent of its signature page to this Amendment shall constitute conclusive evidence that the consents from the Required Lenders have been obtained.

SUBPART 3.4 Management Agreement. The Administrative Agent shall have received a copy, certified by a Financial Officer of the Parent as true and complete, of each management agreement (including any amendments thereto) between CHM and an HMO Subsidiary.

SUBPART 3.5 Payment of Fees.  The Borrowers shall have paid in full all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC.

SUBPART 3.6 Other. The Administrative Agent shall have received such other documents, agreements or information which may be reasonably requested by the Administrative Agent relating to the existence of the Loan Parties, the corporate authority for and the validity of this Amendment and the transactions contemplated hereby, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent in its sole good faith discretion.

PART 4
MISCELLANEOUS

SUBPART 4.1 Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents or will exist under the Credit Agreement, in each case after giving effect to this Amendment, and (b) the representations and warranties set forth in Article III of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

SUBPART 4.2 Reaffirmation of Obligations and Guarantees. The Parent and each Borrower hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations. The Parent and each Subsidiary Guarantor hereby ratifies the Guarantee and Collateral Agreement and acknowledges and affirms or reaffirms (a) that it is bound by all terms of the Guarantee and Collateral Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective obligations and guarantees thereunder.

SUBPART 4.3 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.4 Credit Agreement. As used in the Credit Agreement, the terms “Agreement”, “Credit Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto”, and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended by this Amendment.

SUBPART 4.5 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

SUBPART 4.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).

SUBPART 4.7 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 4.8 General. Except as amended hereby, the Credit Agreement and all other Loan Documents shall continue in full force and effect.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWERS:

WCG HEALTH MANAGEMENT, INC.

By: /s/  Todd S. Farha
Name: Todd S. Farha
Title: President and CEO

THE WELLCARE MANAGEMENT GROUP, INC.

By: /s/  Todd S. Farha
Name: Todd S. Farha
Title: President and CEO

COMPREHENSIVE HEALTH MANAGEMENT, INC.

By: /s/  Todd S. Farha
Name: Todd S. Farha
Title: President and CEO

PARENT:

WELLCARE HEALTH PLANS, INC.

By: /s/  Todd S. Farha
Name: Todd S. Farha
Title: President and CEO

SUBSIDIARY GUARANTORS:

HARMONY HEALTH SYSTEMS, INC.

By: /s/  Todd S. Farha
Name: Todd S. Farha
Title: President and CEO

HARMONY HEALTH MANAGEMENT, INC.

By: /s/  Todd S. Farha
Name: Todd S. Farha
Title: President and CEO

HARMONY BEHAVIORAL HEALTH, INC.

By: /s/  Todd S. Farha
Name: Todd S. Farha
Title: President and CEO

HARMONY BEHAVIORAL HEALTH IPA, INC.

By: /s/  Todd S. Farha
Name: Todd S. Farha
Title: President and CEO

COMPREHENSIVE HEALTH MANAGEMENT OF FLORIDA, L.C.

By: /s/  Todd S. Farha
Name: Todd S. Farha
Title: President and CEO

COMPREHENSIVE LOGISTICS, LLC

By: /s/  Todd S. Farha
Name: Todd S. Farha
Title: President and CEO

WELLCARE HEALTHCARE PLANS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT: WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent on behalf of the Required Lenders

By:  /s/  Jeanette A. Griffin
Name: Jeanette A. Griffin
Title: Director

WELLCARE HEALTHCARE PLANS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

EXHIBIT A

[FORM OF]
CONSENT TO SECOND AMENDMENT
TO CREDIT AGREEMENT

This Consent is given pursuant to the Credit Agreement, dated as of May 13, 2004 (as previously amended and modified, the “Credit Agreement”; and as further amended by the Amendment (as hereinafter defined), the “Amended Credit Agreement”), by and among WELLCARE HEALTH PLANS, INC. (formerly known as WellCare Group, Inc., successor by merger to WellCare Holdings, LLC), a Delaware corporation (the “Parent”), WCG HEALTH MANAGEMENT, INC. (formerly known as WellCare Health Plans, Inc.), a Delaware corporation (“WCGHM”), THE WELLCARE MANAGEMENT GROUP, INC., a New York corporation (“WMG”), and COMPREHENSIVE HEALTH MANAGEMENT, INC., a Florida corporation (“CHM”, and together with WCGHM and WMG, the “Borrowers” and each individually, a “Borrower”), the Subsidiary Guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, “Administrative Agent”) under the Credit Agreement. Capitalized terms used herein shall have the meanings ascribed thereto in the Amended Credit Agreement unless otherwise defined herein.

The undersigned hereby approves the amendment of the Credit Agreement effected by the Second Amendment to Credit Agreement (the “Amendment”), dated as of September [__], 2006 by and among the Borrowers, the Parent, the Subsidiary Guarantors party thereto, and the Administrative Agent and hereby authorizes the Administrative Agent to execute and deliver the Amendment on its behalf and, by its execution below, the undersigned agrees to be bound by the terms and conditions of the Amendment and the Amended Credit Agreement.

Delivery of this Consent by telecopy shall be effective as an original.

A duly authorized officer of the undersigned has executed this Consent as of the ___ day of ______________, 2006.  ______________________________, as a Lender

By:

Name:

Title: